UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

Golden Queen Mining Co. Ltd.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-21777	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of Principal Executive Offices, and Zip Code)

(778) 373-1557

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	OTCQX:GQMNF	None

Item 2.02.	Results of Operations and Financial Condition.

On May 3, 2019, Golden Queen Mining Co. Ltd. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2019. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. See, Item 7.01, below.

Item 7.01	Regulation FD Disclosure.

On May 3, 2019, the Company issued a press release entitled “Golden Queen ANNOUNCES First quarter operational results AND REPEATS ISS’ RECOMMENDATION to vote FOR the transaction.” A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information related to results of operations and financial results for the fiscal quarter ended March 31, 2019 contained in the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 2, 2019, the Company issued a press release entitled “ISS RECOMMENDS GOLDEN QUEEN SHAREHOLDERS VOTE FOR THE TRANSACTION.” A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On May 3, 2019, the Company issued a press release entitled “Golden Queen ANNOUNCES First quarter operational results AND REPEATS ISS’ RECOMMENDATION to vote FOR the transaction.” A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

On May 6, 2019, the Company issued a press release entitled “A Second Proxy Advisor, Glass Lewis Recommends Golden Queen Shareholders Vote For the Transaction.” A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain forward-looking statements. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions, including statements concerning the potential future of the Company, the ability to achieve the anticipated benefits of the proposed disposition and other statements regarding the parties’ future beliefs, expectations, plans, intentions, financial condition or performance.  You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements, including as they relate to the Company, the transaction or any expected benefits of the transaction, involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks disclosed in the Company’s Schedule 14A and annual report on Form 10-K for the year ended December 31, 2018. You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the the Company, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. You should not consider either foregoing lists, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.

PARTICIPANTS IN THE SOLICITATION AND IMPORTANT INFORMATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Shareholders may obtain information regarding the names, affiliations and interests of directors and executive officers of the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 27, 2019, and its definitive proxy statement on Schedule 14A for its 2019 Annual General and Special Meeting, which was filed with the SEC on April 11, 2019. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by the Company will be available free of charge by contacting contact Brenda Dayton, Corporate Secretary, by telephone at 1-778-373-1557, or by email at info@goldenqueen.com. If you need assistance with the completion and delivery of your Proxy or VIF, please contact Laurel Hill Advisory Group, our proxy solicitation agent, by telephone at 1-877-452-7184, or by email at assistance@laurelhill.com. You should read the proxy statement for the Company’s 2019 Annual General and Special Meeting carefully and in its entirety before making any voting or investment decisions.

NO SOLICITATION

This communication is for informational purposes only and not intended to and does not constitute the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Golden Queen Mining Co. Ltd. dated May 2, 2019

99.2	Press Release of Golden Queen Mining Co. Ltd. dated May 3, 2019*

99.3	Press Release of Golden Queen Mining Co. Ltd. dated May 6, 2019

* The information related to results of operations and financial results for the fiscal quarter ended March 31, 2019, contained in the press release is hereby deemed furnished to not filed with the SEC pursuant to Item 2.02 and Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: May 6, 2019

	By:	/s/ Brenda Dayton
Brenda Dayton
Corporate Secretary